Exhibit 99.6

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------


I, E. Follin Smith, Senior Vice President and Chief Financial Officer of Baltimore Gas and Electric Company, certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Baltimore Gas and Electric Company.


/s/ E. Follin Smith
---------------------------
E. Follin Smith
Senior Vice President and Chief Financial Officer


Date:  August 14, 2002